================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A
                               (Amendment No. 1)

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): March 30, 2000

                            McLEODUSA INCORPORATED
            (Exact name of registrant as specified in its charter)


           Delaware                 0-20763          42-1407240
      (State or Other             (Commission      (IRS Employer
Jurisdiction of Incorporation)    File Number)  Identification Number)


               McLeodUSA Technology Park
               6400 C Street S.W., P.O. Box 3177
               Cedar Rapids, IA                        52406-3177
               (Address of Principal                   (Zip Code)
               Executive Offices)

       Registrant's telephone number, including area code: (319) 364-0000

================================================================================

                   INFORMATION TO BE INCLUDED IN THE REPORT

     Pursuant to Items 7(a)(4) and 7(b)(2) of Form 8-K under the Securities Exchange Act of 1934, McLeodUSA Incorporated ("McLeodUSA") hereby amends Item 7 of its Current Report on Form 8-K, filed with the Securities and Exchange Commission (the "Commission") on April 14, 2000 (the "Form 8-K"), to add financial information for McLeodUSA reflecting the acquisition of Splitrock Services, Inc. ("Splitrock"). McLeodUSA acquired Splitrock on March 30, 2000 pursuant to an Amended and Restated Agreement and Plan of Reorganization dated as of February 11, 2000.

Item 7.    Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired

     The financial statements and exhibits listed below are incorporated by reference to financial statements in registration statements or reports which were previously filed with the Securities and Exchange Commission as indicated.

     Description
     -----------

     The Balance Sheet of McLeodUSA as of March 31, 2000 (incorporated herein by reference to Form 10-Q, File No. 000-20763, filed with the Securities and Exchange Commission on May 15, 2000 ("Form 10-Q").

     The Balance Sheets of Splitrock as of December 31, 1999 and 1998 (incorporated herein by reference to Splitrock's Form 10-K, File No. 000-26827, filed with the Securities and Exchange Commission on March 17, 2000 ("Splitrock's 10-K")) and as of March 31, 2000 (incorporated by reference to Splitrock's Form 10-Q, File No. 000-26827, filed with the Securities and Exchange Commission on May 15, 2000 ("Splitrock's 10-Q")).

     Statements of Operations of Splitrock for the period from March 5, 1997 (date of inception) through December 31, 1997 and for the years ended December 31, 1998 and 1999 (incorporated herein by reference to Splitrock's 10-K) and for the three months ended March 31, 2000 (incorporated herein by reference to Splitrock's 10-Q).

     Statements of Changes in Stockholder's Equity of Splitrock for the period from March 5, 1997 (date of inception) through December 31, 1997 and for the years ended December 31, 1998 and 1999 (incorporated herein by reference to Splitrock's 10-K).

     Statements of Cash Flows of Splitrock for the period from March 5, 1997 (date of inception) through December 31, 1997 and for the years ended December 31, 1998 and 1999 (incorporated herein by reference to Splitrock's 10-K) and for the three months ended March 31, 2000 (incorporated herein by reference to Splitrock's 10-Q).

     Notes to Financial Statements of Splitrock dated December 31, 1999 (incorporated herein by reference to Splitrock's 10-K) and March 31, 2000 (incorporated herein by reference to Splitrock's 10-Q).

     Report of Independent Auditors dated February 15, 2000 (incorporated herein by reference to Splitrock's 10-K).

(b)  Pro Forma Financial Information

     Introduction to Pro Forma Financial Information..........................................F-1

     Unaudited Pro Forma Condensed Consolidated Statements of Operations for the
               Twelve Months Ended December 31, 1999..........................................F-3

     Unaudited Pro Forma Condensed Consolidated Statements of Operations for the
               Three Months Ended March 31, 2000..............................................F-4


                     McLeodUSA Incorporated and Subsidiaries
                     ---------------------------------------

                 Introduction to Pro Forma Financial Information
                 -----------------------------------------------

  The following unaudited pro forma financial information has been prepared to give effect to:

  .    the issuance by McLeodUSA of its 8 1/8% senior notes in February 1999

  .    the acquisition by McLeodUSA of Ovation Communications, Inc. in March
       1999

  .    the issuance by McLeodUSA of its 6.75% Series A preferred stock in August
       1999

  . the issuance by McLeodUSA of its Series B preferred stock and Series C preferred stock in September 1999

  .    the acquisition by McLeodUSA of  Splitrock in March 2000.

  For purposes of this pro forma presentation, the issuance of the Series A, Series B and Series C preferred stock are collectively referred to as the "Preferred Stock Issuances."

  The acquisition of Splitrock was completed on March 30, 2000. The Consolidated Balance Sheet of McLeodUSA included in its Form 10-Q for the three months ended March 31, 2000 includes the balance sheet of Splitrock and is incorporated herein by reference to such Form 10-Q.

  The Unaudited Pro Forma Condensed Consolidated Statements of Operations include the operations of Ovation Communications, Inc. and the operations of Splitrock as if the acquisition of Ovation and the acquisition of Splitrock were consummated on January 1, 1999 and the related weighted average share amounts have been adjusted to give effect to the shares issued in the transactions as if they had been issued on January 1, 1999. It also assumes that interest related to the 8 1/8% senior notes, dividends related to the Preferred Stock Issuances and the additional depreciation and amortization due to the increased value of tangible and intangible assets acquired through the acquisition of Ovation and the acquisition of Splitrock, using the purchase method of accounting, began January 1, 1999. The unaudited pro forma financial information is derived from and should be read in conjunction with the Consolidated Financial Statements of McLeodUSA and the related notes thereto included in the McLeodUSA Annual Report on Form 10-K for the fiscal year ended December 31, 1999.

  The pro forma adjustments are based upon available information and assumptions that management believes to be reasonable. Depreciation and amortization were adjusted to include amortization of intangibles acquired in the acquisitions. The acquired intangibles will be amortized over periods ranging from three to 20 years. The adjustments for the Splitrock acquisition reflect the preliminary allocation of the net purchase price of Splitrock to the net assets of Splitrock that were acquired, including intangible assets, and record the issuance of 93,201,882 shares of McLeodUSA Class A common stock valued at $19.63 per share, after giving effect for the three-for-one stock split in the form of a stock dividend on April 24, 2000. The value of $19.63 per share represents the average closing price of McLeodUSA Class A common stock on The Nasdaq Stock Market for the 10 trading days beginning five days prior to the date the merger agreement was announced, January 7, 2000, and ending four days after such announcement, after giving effect for the three-for-one stock split in the form of a stock dividend. The purchase price of approximately $2.3 billion is equal to (1) the product of (A) the total number of shares of Splitrock common stock attributable to outstanding Splitrock common stock, warrants and options as of March 30, 2000, multiplied by
(B) the conversion ratio, multiplied by (C) the value of a share of McLeodUSA Class A common stock (calculated as described above), plus (2) the fair value of Splitrock's debt and other direct acquisition costs, minus (3) the aggregate option and warrant proceeds to be received.

  For purposes of allocating the net purchase price among the various assets acquired, McLeodUSA has marked Splitrock's debt to market based on the closing trading price as of March 30, 2000 and has preliminarily considered the carrying value of the other acquired assets and liabilities to approximate their fair value, with all of the excess of the net purchase price being attributed to intangible assets, primarily goodwill. McLeodUSA intends to more fully evaluate the acquired assets and, as a result, the allocation of the net purchase price among the acquired tangible and intangible assets may change.

  The unaudited pro forma financial information is provided for informational purposes only and is not necessarily indicative of the operating results that would have occurred had the acquisition been consummated at the beginning of 1999, nor is it necessarily indicative of future operating results or financial position.

                                                 (table begins on the next page)

                     McLeodUSA Incorporated and Subsidiaries
       Unaudited Pro Forma Condensed Consolidated Statements of Operations
                  (In thousands, except per share information)

                                                                  Twelve Months Ended December 31, 1999
                               -----------------------------------------------------------------------------------------------------

                                            Adjustments      Pro Forma                Adjustments   Pro Forma for     Adjustments
                                           for the Notes   for the Notes              for Ovation      Ovation       for Preferred
                               McLeodUSA     Offerings       Offerings      Ovation   Acquisition    Acquisition    Stock Issuances
                              -----------  --------------  --------------  ---------  ------------  --------------  ----------------
Operations Statement Data:
Revenue...................... $  908,792   $          --      $  908,792    $19,696       $    --      $  928,488    $           --
                              ----------   -------------      ----------    -------       -------      ----------   ---------------
Operating expenses:
  Cost of service............    457,085              --         457,085      7,338            --         464,423                --
  Selling, general and
   administrative............    392,687              --         392,687     10,880            --         403,567                --
  Depreciation and
   amortization..............    190,695              --         190,695      2,829         4,044         197,568                --
  Other......................         --              --              --         --            --              --                --
                              ----------   -------------      ----------    -------       -------      ----------   ---------------
  Total operating
    expenses.................  1,040,467              --       1,040,467     21,047         4,044       1,065,558                --
                              ----------   -------------      ----------    -------       -------      ----------   ---------------

  Operating income
   (loss)....................   (131,675)             --        (131,675)    (1,351)       (4,044)       (137,070)
  Interest income
   (expense), net............    (94,244)         (5,962)       (100,206)    (2,383)           --        (102,589)               --
  Other non-operating
   income
   (expense).................      5,637              --           5,637         --            --           5,637                --
  Income taxes...............         --              --              --         --            --              --                --
                              ----------   -------------      ----------    -------       -------      ----------   ---------------
  Net income (loss)..........   (220,282)         (5,962)       (226,244)    (3,734)       (4,044)       (234,022)               --
  Preferred stock
   dividends.................    (17,727)             --         (17,727)        --            --         (17,727)          (36,648)
                              ----------   -------------      ----------    -------       -------      ----------   ---------------

  Earnings applicable
   to common stock........... $ (238,009)  $      (5,962)      $ (243,971)   $(3,734)      $(4,044)     $ (251,749) $       (36,648)
                              ==========   =============       ==========    =======       =======      ==========  ===============

  Loss per common
   equivalent share..........     $(0.54)                     $    (0.55)                              $    (0.56)
                              ==========                      ==========                               ==========
  Weighted average
   common and common
   equivalent shares
   outstanding...............    443,130                         443,130                    8,396         451,526
                              ==========                      ==========                  =======      ==========
Other Financial Data:
EBITDA(1).................... $   59,020   $          --      $   59,020    $ 1,478       $    --      $   60,498   $            --


                                        Twelve Months Ended December 31, 1999
                               --------------------------------------------------------
                              Pro Forma for                                 Pro Forma
                                Preferred                                      for
                                  Stock                     Adjustments     Splitrock
                                Issuances      Splitrock   for Splitrock   Acquisition
                              --------------  -----------  --------------  ------------

Operations Statement Data:
Revenue......................  $   928,488   $    89,556   $        --    $ 1,018,044
                               -----------   -----------   -----------    -----------
Operating expenses:
  Cost of service............      464,423       119,302            --        583,725
  Selling, general and
   administrative............      403,567        21,386            --        424,953
  Depreciation and
   amortization..............      197,568        27,322       108,387        333,277
  Other......................           --            --            --             --
                               -----------   -----------   -----------    -----------
  Total operating
    expenses.................    1,065,558       168,010       108,387      1,341,955
                               -----------   -----------   -----------    -----------

  Operating income
   (loss)....................     (137,070)      (78,454)     (108,387)      (323,911)
  Interest income
   (expense), net............     (102,589)      (24,867)           --       (127,456)
  Other non-operating
   income
   (expense).................        5,637            --            --          5,637
  Income taxes...............           --            --            --             --
                               -----------   -----------   -----------    -----------
  Net income (loss)..........     (234,022)     (103,321)     (108,387)      (445,730)
  Preferred stock
   dividends.................      (54,375)           --            --        (54,375)
                               -----------   -----------   -----------    -----------

  Earnings applicable
   to common stock...........  $ (288,397)   $  (103,321)  $  (108,387)   $  (500,105)
                               ===========   ===========   ===========    ===========
  Loss per common
   equivalent share..........  $     (0.64)
                               ===========                                $     (0.92)

  Weighted average
   common and common
   equivalent shares
   outstanding...............      451,526                      93,202        544,728
                               ===========                 ===========    ===========
Other Financial Data:
EBITDA(1)....................  $    60,498   $ (51,132)    $        --    $     9,366

------------------------------------------

(1) EBITDA consists of operating loss before depreciation, amortization and other nonrecurring operating expenses. McLeodUSA has included EBITDA data because it is a measure commonly used in the industry. EBITDA is not a measure of financial performance under generally accepted accounting principles and should not be considered an alternative to net income as a measure of performance or to cash flows as a measure of liquidity.

                     McLeodUSA Incorporated and Subsidiaries

       Unaudited Pro Forma Condensed Consolidated Statements of Operations
                  (In thousands, except per share information)

                                                                              Three Months Ended March 31, 2000
                                                                      ---------------------------------------------------
                                                                                                               Pro Forma
                                                                                                                  for
                                                                                               Adjustments     Splitrock
                                                                      McLeodUSA   Splitrock   for Splitrock   Acquisition
                                                                      ----------  ----------  --------------  ------------

Operations Statement Data:
  Revenue...........................................................   $288,299    $ 35,037        $     --     $ 323,336
                                                                       --------    --------        --------     ---------
Operating expenses:
  Cost of service...................................................    148,059      42,580              --       190,639
  Selling, general and administration...............................    122,218      10,012              --       132,230
  Depreciation and amortization.....................................     60,632      12,470          27,097       100,199
  Other.............................................................         --         872              --           872
                                                                       --------    --------        --------     ---------
  Total operating expenses..........................................    330,909      65,934          27,097       423,940
                                                                       --------    --------        --------     ---------
  Operating income (loss)...........................................    (42,610)    (30,897)        (27,097)     (100,604)
  Interest income (expense), net....................................    (15,649)     (6,302)             --       (21,951)
  Other non-operating income (expense)..............................       (199)         --              --          (199)
  Income taxes......................................................         --          --              --            --
                                                                       --------    --------        --------     ---------
  Net income (loss).................................................    (58,458)    (37,199)        (27,097)     (122,754)
  Preferred stock dividends.........................................    (13,602)         --              --       (13,602)
                                                                       --------    --------        --------     ---------
  Earnings applicable to common stock...............................   $(72,060)   $(37,199)       $(27,097)    $(136,356)
                                                                       ========    ========        ========     =========
    Loss per common equivalent share................................   $  (0.15)                                $   (0.24)
                                                                       ========                                 =========
 Weighted average common and common equivalent
  shares outstanding................................................    479,723                      92,167         571,890
                                                                       ========                    ========       =========

Other Financial Data:
  EBITDA(1).........................................................   $ 18,022    $(17,555)       $     --     $     467

--------------------

(1) EBITDA consists of operating loss before depreciation, amortization and other nonrecurring operating expenses. McLeodUSA has included EBITDA data because it is a measure commonly used in the industry. EBITDA is not a measure of financial performance under generally accepted accounting principles and should not be considered an alternative to net income as a measure of performance or to cash flows as a measure of liquidity.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 13, 2000          McLEODUSA INCORPORATED


                              By: /s/ Randall Rings
                                  --------------------------------------
                                  Randall Rings
                                  Vice President, Secretary and
                                  General Counsel